EXHIBIT 10.15

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into this 12th day of September, 1996 by and among Transeastern Properties, Inc., a Florida corporation (the "Company"), Arthur J. Falcone, Edward W. Falcone, and Philip Cucci, Jr. (collectively the "Executive Shareholders"), and the persons and entities listed on the signature pages hereto who, on the date hereof are: the holders of all of the Company's Series A Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"); the holders of all of the Company's Series B Preferred Stock, par value $.01 per share (the "Series B Preferred Stock"); and, the holders of Common Stock and Warrants purchased pursuant to the Common Stock Purchase Agreement dated April 15, 1996. Each holder of the Series A Preferred Stock is hereinafter referred to as a "Series A Shareholder," and all such holders are collectively referred to as the "Series A Shareholders." Each holder of the Series B Preferred Stock is hereinafter referred to as a "Series B Shareholder," and all such holders are collectively referred to as the "Series B Shareholders." Each holder of Common Stock and Warrants purchased in the 1996 offering (the "1996 Offering") is hereinafter referred to as an "Investor," and all such holders are collectively referred to as the "Investors."

                                   BACKGROUND

         The parties hereto wish to provide for certain registration rights with respect to securities of the Company.

                                    AGREEMENT

         For and in consideration of the premises and mutual covenants and agreements and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. CERTAIN DEFINITIONS. As used herein, the following terms shall have the meaning thereafter ascribed:

         "COMMISSION" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act of 1933, as amended (the "Securities Act").

         "HOLDER" shall mean any holder of Registrable Securities.

         "INITIATING HOLDER" shall mean each of Christopher Allick ("Allick") and Anthony Ciabattoni, ("Ciabattoni") but only for as long as each is an "affiliate" of the Company for purposes of Rule 144 promulgated under the Securities Act. At such time as Allick is no longer an affiliate of the Company for purposes of Rule 144, Allick shall no longer be an Initiating Holder. At such time as Ciabattoni is no longer an affiliate of the Company for purposes of Rule 144, Ciabattoni shall no longer be an Initiating Holder.

         "OTHER SHAREHOLDER" shall mean any holder of Company securities who is not a Holder.

         "RESTRICTED SECURITIES" shall mean the securities of the Company required to bear or bearing the legend set forth in Section 2 hereof.


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         "REGISTRABLE SECURITIES" shall mean (a) all shares of Common Stock issued upon the exercise of Amended and Restated Warrants (collectively "Series A Warrants") issued to the Series A Shareholders in connection with the issuance and sale of Series A Preferred Stock, (b) all shares of Common Stock issued upon the exercise of Warrants (the "Series B Warrants") issued to the Series B Shareholders in connection with the issuance and sale of Series B Preferred Stock and all shares of Common Stock acquired directly from the Company prior to the date hereof by Series B Shareholders, (c) all shares of Common Stock issued to the Investors, and all shares of Common Stock issued upon the exercise of Warrants (the "Investors' Warrants") issued to the Investors in connection with the issuance and sale of Common Stock in the 1996 Offering, (d) all shares of Common Stock owned by the Executive Shareholders, and (e) all shares of Common Stock issued in respect of the foregoing securities upon any stock split, stock dividend, merger, consolidation, recapitalization, or similar event, EXCLUDING all such shares which (i) have been registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (ii) have been publicly sold pursuant to Rule 144 under the Securities Act.

         The terms "REGISTER," "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

         "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in compliance with Sections 4.1 and 4.2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, the fees and expenses of one counsel for all the selling Holders and other security holders (as a group) and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

         "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included under Registration Expenses).

         2. RESTRICTIVE LEGEND. Each certificate representing Common Stock held by the Series A Shareholders, the Series B Shareholders, the Executive Shareholders, or the Investors shall (unless the securities evidenced by such certificate shall have been registered under the Securities Act) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. NO TRANSFER OF SAID SECURITIES SHALL BE PERMITTED IN THE ABSENCE OF (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS COVERING THE SHARES PROPOSED TO BE TRANSFERRED OR (II) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER WILL NOT REQUIRE COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE LAWS.


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         Upon request of a holder of such a certificate, the Company shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if, (i) with such request, the Company shall have received either an opinion referred to in Section 3 hereof to the effect that any transfer by such holder of the securities evidenced by such certificate will not violate the Securities Act and applicable state securities laws, or (ii) in accordance with paragraph (k) of Rule 144, such holder is not and has not during the last three months been an affiliate of the Company and such holder has held the securities represented by such certificate for a period of at least three years. The Company will use reasonable efforts to assist any holder in complying with the provisions of this Section 2 for removal of the legend set forth above.

         3. NOTICE OF PROPOSED TRANSFERS. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 3 of this Agreement. Prior to any proposed transfer of any Restricted Securities (other than under circumstances described in Sections 4.1 or 4.2 hereof), the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer, and shall be accompanied (except in transactions in compliance with Rule 144) by a written opinion of legal counsel who shall be satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act and applicable state securities laws, whereupon the holder of such Restricted Securities, subject to compliance with the Amended and Restated Shareholders Agreement of even date herewith, by and among the Company and its shareholders, shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth above unless the opinion of counsel referred to above is to the further effect that no such legend is required in order to establish compliance with any provisions of the Securities Act or applicable state securities laws.

         4. REGISTRATION RIGHTS.

            4.1 PIGGY BACK REGISTRATION.

            (a) If the Company shall determine to register any of its securities for its own account, other than a registration relating solely to employee benefit plans or with regard to acquisitions or a registration on any registration form which does not permit secondary sales or other than a registration on Form S-3 made at the request of an Initiating Holder pursuant to Section 4.2 hereof, the Company will:

                (i) promptly give to each Holder written notice thereof (which shall include a preliminary list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all Registrable Securities specified in a written request or requests, made by any Holder within thirty (30) days after receipt of the written notice from the


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            Company described in clause (i) above, except as set forth in
            Section 4.1(b) below. Such written request may specify all or any part of a Holder's Registrable Securities.

            (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders by written notice. All Holders proposing to distribute their securities through such underwriting shall (together with the Company or any other securityholders distributing its or their securities for its own account through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company. Notwithstanding any other provision of this Section 4.1, if the representative of the underwriters advises the Company in writing that, in its opinion, inclusion of the full number of Registrable Securities requested to be included in the registration by Holders would adversely affect the underwriting, the representative may (subject to the allocation priority set forth below), limit the number of shares to be included in the registration and underwriting. The Company shall so advise all holders of securities requesting registration of the limitation and the number of shares to be excluded from the registration by reason of the limitation imposed by the representative. The number of shares to be excluded from the registration shall be allocated as follows:

                (i) first, all shares held by persons who, in the sole judgment of the representative of the underwriters, would adversely affect the marketing of the underwriting will be excluded from the registration;

                (ii) then, if a further limitation on the number of shares is required, all

                Registrable Securities held by persons who are eligible to sell shares under Rule 144(k) will be excluded from the registration;

                (iii) then, if a further limitation on the number of shares is required, all Registrable Securities which were eligible for sale under Rule 144 during the three (3) months ended on the date the registration statement is filed will be excluded; except that no Registrable Securities held by any Initiating Holder or any Executive Shareholder shall be excluded under this provision; and

                (v) finally, if a further limitation on the number of shares is still required, the limitation of the number of Registrable Securities shall be allocated in the sole discretion of the Company.

            (c) If any Holder of Registrable Securities who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The securities so withdrawn shall also be withdrawn from registration.

            (d) Notwithstanding the foregoing, the Company may, in its sole discretion and without the consent of or prior notice to any Holders, withdraw any registration statement referred to in this Section 4.1 and abandon the proposed offering at anytime


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         without thereby incurring any liability to any Holder.

                4.2 REGISTRATION ON FORM S-3.

            (a) In addition to the rights contained in Section 4.1 and subject to the Company being qualified to utilize a registration statement on Form S-3, the Initiating Holders shall have the right to request from time to time after the date which is one year after the date of consummation of the Company's initial public offering of Common Stock, registration on Form S-3. Such requests shall be in writing, and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by the Holders.

            (b) The registration statement filed pursuant to the request of the Initiating Holders may, subject to the allocation priority set forth in subsection (c) below, include other securities of the Company which are held by other shareholders and may include securities of the Company being sold for the account of the Company.

            (c) Notwithstanding any other provision of this Section 4.2, if the registration requested under this Section 4.2 involves an underwriting and if the representative of the underwriters advises the Company in writing that, in its opinion, inclusion of the full number of (A) Registrable Securities requested to be included in the registration by Holders and (B) shares proposed to be included in the registration by other shareholders would adversely affect the underwriting, the representative may (subject to the allocation priority set forth below), limit the number of shares to be included in the registration and underwriting. The Company shall so advise all holders of securities requesting registration of the limitation and the number of shares to be excluded from the registration by reason of the limitation imposed by the representative. The number of shares to be excluded from the registration shall be allocated as follows:

                (i) first, all shares held by persons who, in the sole judgment of the representative of the underwriters, would adversely affect the marketing of the underwriting will be excluded from the registration;

                (ii) then, if a further limitation on the number of shares is required, all held by persons who are eligible to sell shares under Rule 144(k) will be excluded from the registration;

                (iii) then, if a further limitation on the number of shares is required, all Registrable Securities which were eligible for sale under Rule 144 during the three (3) months ended on the date the registration statement is filed will be excluded; except that no Registrable Securities held by any Initiating Holder or any Executive Shareholder shall be excluded under this provision;

                (iv) then, if a further limitation on the number of shares is still required, the limitation of the number of Registrable Securities shall be allocated in the sole discretion of the Company, among all remaining Holders, except that no Registrable Securities held by any Initiating Holder or any Executive Shareholder shall be excluded under this provision;


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                (v) then, if a further limitation on the number of shares is required, all securities of the Company being sold for the account of the Company will be excluded; and,

                (vi) finally, if a further limitation on the number of shares is still required, the limitation of the number of Registrable Securities shall be borne by the Executive Holders pro rata.

            (d) The Company shall have the right to defer the request of the Initiating Holders to effect a registration for up to one hundred and twenty (120) calendar days if, in the Company's sole discretion, effecting a registration would not be in the Company's interest.

            4.3 EXPENSES OF REGISTRATION.

            (a) Subject to paragraph (b) below, the Company shall bear all Registration Expenses and the selling securityholders shall bear all Selling Expenses (in proportion, as nearly as practicable, to the securities of each securityholder being registered) incurred in connection with any registration, qualification or compliance pursuant to the provisions of Section 4.1 or 4.2.

            (b) Notwithstanding paragraph (a) above, in regard to registrations pursuant to Section 4.2 herein, the Company shall bear all Registration Expenses for two (2) registrations pursuant to Section 4.2 and the selling securityholders shall bear all Selling Expenses in connection therewith (in proportion, as nearly as practicable, to the securities of each securityholder then being registered). Thereafter, selling securityholders shall bear all Selling and all Registration Expenses for such registrations (in proportion, as nearly as practicable, to the securities of each securityholder then being registered).

            4.4. REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof, and the Company will:

            (a) Keep such registration effective for a period of sixty (60) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs, PROVIDED, HOWEVER, that in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, the Company shall have the right to prohibit the sale of Registrable Securities pursuant to the Form S-3 registration statement, upon notice to the Holders (i) if in the opinion of counsel for the Company, the Company would thereby be required to disclose information not otherwise than required by law to be publicly disclosed, provided that the Company shall use its best efforts to minimize the period of time which it shall prohibit the sales of any shares of Registrable Securities pursuant to this clause
         (i); (ii) for periods of up to 120 days if the Company reasonably believes that such sale might reasonably be expected to have an adverse effect on any significant proposal or plan of the Company to engage in an acquisition of assets or any merger, consolidation, tender offer, financing, corporate reorganization or similar transaction; (iii) during the period starting with the date 10 days prior to the Company's estimate of the date of filing of, and ending on a date 90 days after the effective date of, a Company initiated registration in which the Holders requesting registration on Form S-3 are entitled to


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         participate in accordance with Section 4.1 hereof, or such longer post-effective period as may be reasonably required by the underwriter or underwriters if such offering is underwritten; or (iv) upon the happening of any event, as a result of which the prospectus under the Form S-3 registration statement includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (in which case, the Company shall promptly provide the Holders requesting registration on Form S-3 with revised or supplemental prospectuses and such Holders shall promptly take action to cease making any offers of the Registrable Securities until the receipt and distribution of such revised or supplemental prospectuses), PROVIDED HOWEVER, that the sixty (60) day period described above shall be tolled during any period described in this Section 4.4(a);

            (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of securities covered by such registration statement;

            (c) Furnish such number of prospectuses and other documents incident thereto, including any term sheet or any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

            (d) Notify each Holder, at their last known addresses as set forth in the Company's books and records, of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such Holder, prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchaser of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

            (e) Cause all such Registrable Securities to be listed on each, if any, securities exchange on which similar securities issued by the Company are then listed;

            (f) Make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney or accountant retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers and directors to supply all information reasonably requested by any such seller, underwriter, attorney or accountant in connection with such registration statement; provided, however, that such seller, underwriter, attorney or accountant shall agree to hold in confidence and trust all information so provided;

            (g) Furnish to each selling Holder a signed counterpart, addressed to the selling Holder, of an opinion of counsel for the Company, dated the effective date of the


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         registration statement, and "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the AICPA or other relevant authorities, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities;

            (h) Furnish to each selling Holder a copy of all documents filed with and all correspondence from or to the Commission in connection with any such offering other than non-substantive cover letters and the like;

            (i) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

            (j) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 4.2 hereof, enter into any underwriting agreement reasonably necessary to effect the offer and sale of Registrable Securities on terms reasonably acceptable to the Company, provided such underwriting agreement contains customary underwriting provisions and is entered into by the Holders and provided further that if the underwriter so requests the underwriting agreement will contain customary contribution provisions.

      5. INDEMNIFICATION.

            (a) The Company will indemnify each Holder, each of its officers, directors and partners, and each person controlling such Holder, with respect to which registration, qualification or compliance has been effected pursuant to Section 4 hereof, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, each person controlling such Holder, and each such underwriter and each person who controls any such underwriter, for any legal and any other expenses as they are reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any


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         such claim, loss, damage, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in any prospectus, offering circular or other document (i) based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein, or (ii) if such Holder or its agents failed to deliver a copy of such sserting such loss, claim, damage, liability, or expense after the Company had furnished such Holder with a sufficient number of copies of the same and at a time sufficient to permit timely delivery of same and such document corrected such untrue statement or omission; and, provided, further that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability, or expense arises out of or is based upon any untrue statement (or alleged untrue statement) or omission (or alleged omission) in any prospectus, offering circular or other document, if such untrue statement (or alleged untrue statement) or omission (or alleged omission) is corrected in an amendment or supplement to such document and such Holder or its agent thereafter fails to deliver such document as so amended or supplemented prior to or concurrently with the sale of the Registrable Securities covered by a registration statement to the person asserting such loss, claim, damage, liability, or expense after the Company had furnished such Holder with a sufficient number of copies thereof in a manner and at a time sufficient to permit timely delivery of the same.

            (b) Each Holder will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each other Holder and each of their officers, directors and partners, and each person controlling such other Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holders hereunder shall be limited to an amount equal to the proceeds to each such Holder of securities sold as contemplated herein.

            (c) Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice in writing to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may


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         participate in such defense at such Indemnified Party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5, unless such failure prejudices the ability of the Indemnifying Party to defend against the claims asserted against the Indemnified Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                  (d) If the indemnification provided for in this Section 5 is unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the shareholders offering securities in the offering (the "Selling Shareholders") on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and the Selling Shareholders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Selling Shareholders and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Shareholders agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this
         Section 5(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to above in this Section 5(d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions of Section 5(d) hereof. Notwithstanding the provisions of this Section 5(d), no equired to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the net proceeds received by such Selling Shareholder. No person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         6. INFORMATION BY HOLDER. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

         7. NO LIMITATIONS ON FUTURE REGISTRATION RIGHTS. Nothing contained in this agreement shall prevent the Company from entering into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder a right to require the Company to initiate any registration of any securities of the Company or to require the Company, upon any registration of any of its securities, to include, among the securities which the Company is then registering, securities owned by such holder.

         8. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to:

            (a) use its best efforts to make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public; use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

            (b) so long as the Holders own any Restricted Securities, furnish to the Holders forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Holders may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holders to sell any such securities without registration.

         9. TERMINATION. The provisions of Sections 4.1 and 4.2 of this Agreement shall terminate on the first to occur of: the fifth anniversary of the Company's initial public offering of its Common Stock; or, the date on which all parties to the Agreement can sell all of their Common Stock under Rule 144(k).

         10. ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. No amendment, alteration or modification of this Agreement shall be valid unless in each instance such amendment, alteration or modification is expressed in a written instrument executed by the holders of at least sixty-six and two-thirds percent (66-2/3%) of the shares of the Registrable Securities, provided that no amendment to Section 4.2 or the definition of Initiating Holder shall be made without the consent of each of Allick and Ciabattoni. No waiver of any provision of this Agreement shall be valid unless it is expressed in a written instrument duly executed by the party or parties making such waiver. The failure of any party to insist, in any one or more instances, on performance of any of the terms and conditions of this Agreement shall not be construed as a waiver or relinquishment of any rights granted hereunder or of the future performance of any such term, covenant or condition but the obligation of any party with respect thereto shall continue in full force and effect.

         11. SPECIFIC PERFORMANCE. The parties hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto by reason of a failure to perform any of the obligations under this Agreement. Therefore, all parties hereto shall have the right to specific performance of the obligations of the other parties under this Agreement, and if any party hereto shall institute an action or proceeding to enforce the provisions hereof, any person (including the Company) against whom such action or proceeding is brought hereby waives the claim or defense therein that such party has an adequate remedy at law, and such person shall not urge in any such action or proceeding the claim or defense that such remedy at law exists.

         12. NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, return receipt requested, or transmitted by facsimile or delivered either by hand, by messenger or by nationally recognized overnight courier, addressed:

            (a) if to the holders of the Registrable Securities, at the addresses set forth on the attachments hereto or at such other address as they shall have furnished to the Company in writing, with a copy to:

                Balboni Ashley & Schoenberg LLC
                990 One Live Oak Center
                3475 Lenox Road, N.E.
                Atlanta, GA  30326
                Attn.: Gerardo M. Balboni II
                Phone:   (404) 812-3111
                Fax:     (404) 812-3101

         and

                (b) if to the Company, to the following address, or at such other address as the Company shall have furnished to the holders of the Registrable Securities and each such other holder in writing,

                Transeastern Properties, Inc.
                3300 University Drive
                Coral Springs, FL   33065
                Attn.:  Secretary

Alternatively, to such other address as a party hereto supplies to each other party in writing.

         13. SUCCESSORS AND ASSIGNS. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective transferees, successors and assigns of the parties hereto, whether so expressed or not.

         14. GOVERNING LAW. This Agreement is to be governed by and interpreted under the laws of the State of Florida without giving effect to the principles of conflicts of laws thereof.

         15. TITLES AND SUBTITLES. The titles of the sections of this Agreement are for the convenience of reference only and are not to be considered in construing this Agreement.

         16. SEVERABILITY. The invalidity or unenforceability of any provisions of this Agreement shall not be deemed to affect the validity or enforceability of any other provision of this Agreement.

         17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                   TRANSEASTERN PROPERTIES, INC.

                                   By:

                                        Edward W. Falcone, Executive Vice
                                   President

                                   Arthur J. Falcone

                                   Edward W. Falcone

                                   Philip Cucci, Jr.

                     Signatures of Holders are attached to:

Notice of Election and Consent of Holders of Series A Redeemable Preferred
Stock;

Notice of Election and Consent of Holders of Series B Redeemable Preferred
Stock;

Notice of Election and Consent of Holders of 1996 Offering Common Stock.